UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 2, 2019

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut, Seguin, Texas	78155
(Address of Registrant’s principal executive offices, including zip code)	(Zip Code)

1627 E. Walnut Seguin, Texas 78155
(Address of Principal executive offices)

(830) 379-1480
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 2, 2019, at the 2019 Annual Meeting of Stockholders of Alamo Group Inc. (the “Company”), the Company’s stockholders approved the Alamo Group Inc. 2019 Equity Incentive Plan (the “Plan”). A detailed summary of the Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 15, 2019. The description of the Plan herein and the summary of the Plan in the proxy statement are qualified in their entirety by reference to the full text of the Plan, which is attached to the proxy statement and referenced in Exhibit 10.1 hereto. The Plan is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1 Alamo Group Inc. 2019 Equity Incentive Plan

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.

Alamo Group Inc.
Date: May 7, 2019	By:	/s/ Edward T. Rizzuti
Edward T. Rizzuti,
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Alamo Group Inc. 2019 Equity Incentive Plan